© Celanese Celanese Corporation 1 Celanese Q1 2018 Earnings Monday, April 16, 2018 Conference Call / Webcast Tuesday, April 17, 2018 10:00 a.m. Eastern Time Mark Rohr, Chairman and Chief Executive Officer Scott Richardson, SVP and Chief Financial Officer Exhibit 99.1(b)

© Celanese Celanese Corporation 2 Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to consummate acquisition or investment transactions consistent with the Company's strategy; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in tariffs, tax rates or legislation; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward- looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's four business segments Engineered Materials, Acetate Tow, Industrial Specialties and Acetyl Intermediates, with one subtotal reflecting our core, the Acetyl Chain, which is based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company's Industrial Specialties segment and Acetyl Intermediates segment. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, www.celanese.com, under Investor Relations/Financial Information/Non-GAAP Financial Measures. Important Information

© Celanese Celanese Corporation 3 • Completed the acquisition of Omni Plastics and its subsidiaries. Omni specializes in custom compounding of various engineered thermoplastic materials. • Commercialized a record 742 projects in Engineered Materials in the first quarter of 2018, a 45 percent increase over the first quarter of last year. • Began the final, large scale installation of critical processing equipment associated with the 150 kt expansion of the Clear Lake, Texas VAM unit. • Abandoned the JV agreement with Blackstone's Rhodia Acetow business as parties were unable to reach an agreement with the European Commission. Recent Highlights

© Celanese Celanese Corporation 4 Opportunity Pipeline Examples Solid Wheel Applications Cosmetic Pumps & Dispensers • Solid wheel applications require durable and customizable materials • Celanese high-strength elastomers achieve good load performance, high adhesion to polymers, and resistance to chemicals, aging, and weathering • Celanese solutions can be extruded, injection- and blow-molded and are easily colorable • Cosmetic formulations increasingly contain acidic ingredients which can degrade polymers used in valves and dispensers • Beyond chemical resistance, Celanese polymers offer required dimensional stability and resistance to cracking necessary to support repeated dispensing • In addition, the low emission properties of Celanese polymers are a critical differentiator in this space

© Celanese Celanese Corporation 5 Net sales (in millions) Factors Affecting Net Sales $2,000 $1,500 $1,000 $500 $0 30% 20% 10% 0% Q1 2017 Q4 2017 Q1 2018 22.6% 22.1% 25.6% $1,471 $1,593 $1,851 Q1 Performance • Adjusted earnings per share of $2.79, an all-time record • Net sales of $1.9 billion, a 26% increase year over year • Adjusted EBIT of $474 million and adjusted EBIT margin of 25.6% • Operating cash flow of $143 million • Free cash flow of $55 million *QoQ represents Q1 2018 as compared to Q4 2017; YoY represents Q1 2018 as compared to Q1 2017. GAAP Diluted EPS Adjusted EPS Q1 2018 $2.68 $2.79 Q4 2017 $1.50 $1.98 Q1 2017 $1.30 $1.81 Total segment income margin Celanese Corporation Q1 2018 Highlights QoQ* YoY* 26% 22% 18% 14% 10% 6% 2% -2% Volume Price Currency Other Total

© Celanese Celanese Corporation 6 Net sales (in millions) Q1 Performance Factors Affecting Net Sales $800 $600 $400 $200 $0 40% 20% 0% Q1 2017 Q4 2017 Q1 2018 29.2% 24.5% 27.4% $514 $580 $665 Total segment income margin YoY Segment income highlights • Volume growth mainly from the Nilit and Omni acquisitions, growth in Asia, and new project wins. • Margin dilution primarily due to recent acquisitions and growth in Asia. QoQ Segment income highlights • Volume growth mainly from the Omni acquisition, growth in Asia, and new project wins. • Margin expansion due to higher pricing. Engineered Materials QoQ YoY 30% 25% 20% 15% 10% 5% 0% Volume Price Currency Other Total

© Celanese Celanese Corporation 7 Net sales (in millions) Q1 Performance Factors Affecting Net Sales $200 $100 $0 60% 40% 20% 0% Q1 2017 Q4 2017 Q1 2018 48.7% 43.3% 46.4% $191 $157 $168 Total segment income margin Acetate Tow QoQ YoY 10% 5% 0% -5% -10% -15% Volume Price Currency Other Total QoQ Segment income highlights • Pricing has stabilized between 2017 and 2018. Volume higher on seasonality. YoY Segment income highlights • Lower volume and price as unique carryovers from 2016 into the first quarter of 2017 did not repeat this year.

© Celanese Celanese Corporation 8 Q1 Performance Factors Affecting Net Sales YoY Core income highlights • Pricing expanded due to higher industry utilization rates, which impacted pricing for most products. • Volume growth due to higher sales of acetic acid in China. QoQ Core income highlights • Pricing expanded, mainly in acetic acid and derivatives in Asia, driven by commercial actions and improving acetyls fundamentals. • Volume growth due to higher sales of both acetic acid and VAM. Net sales (in millions) Total core income margin $900 $600 $300 $0 30% 20% 10% 0% Q1 2017 Q4 2017 Q1 2018 13.6% 20.0% 24.1%$794 $888 $1,051 QoQ YoY 35% 25% 15% 5% -5% Volume Price Currency Other Total Acetyl Chain

© Celanese Celanese Corporation 9 • Operating cash flow of $143 million • Free cash flow of $55 million driven by timing of sales and collections; expect above $900 million for the year • Net capital expenditures of $86 million; expect 2018 to be $300-350 million • Returned $63 million to shareholders in dividends in Q1 2018 Free Cash Flow (in millions) Cash flow from operations Free cash flow $400 $300 $200 $100 $0 Q1 2015 Q1 2016 Q1 2017 Q1 2018 $270 $287 $192 $143 $188 $217 $126 $55 Cash Flow Exceeding the 2016-2018 free cash flow target of $2.5 billion Q1 2018